Waddell & Reed Advisors Funds

Supplement dated July 14, 2017 to the

Waddell & Reed Advisors Equity Funds Prospectus

dated October 31, 2016

and as supplemented December 29, 2016, January 31, 2017, April 10, 2017 and May 18, 2017

The following replaces the “Portfolio Manager” section for Waddell & Reed Advisors Continental Income Fund on page 54:

Portfolio Managers

Matthew A. Hekman, Vice President of WRIMCO, has managed the Fund since August 2014, and Rick Perry, Senior Vice President of WRIMCO, has managed the Fund since July 2017.

The following replaces the first sentence of the first paragraph of the “The Management of the Funds — Portfolio Management — Waddell & Reed Advisors Continental Income Fund” section on page 91:

Waddell & Reed Advisors Continental Income Fund: Matthew A. Hekman and Rick Perry are primarily responsible for the day-to-day portfolio management of Waddell & Reed Advisors Continental Income Fund. Mr. Hekman has held his Fund responsibilities since August 2014.

The following is inserted as a new paragraph immediately following the first paragraph of the “The Management of the Funds — Portfolio Management — Waddell & Reed Advisors Continental Income Fund” section on page 91:

Mr. Perry has held his responsibilities for Waddell & Reed Advisors Continental Income Fund since July 2017. He is Senior Vice President of WRIMCO and IICO, Vice President of the Trust and Vice President of and portfolio manager for other investment companies for which WRIMCO or IICO serve as investment manager. Mr. Perry joined WRIMCO in October 2015 as a portfolio manager. Prior to joining WRIMCO, he had served as head of investment grade credit for Aegon USA Investment Management since 2006 and had previously served as a portfolio manager with Aegon since 2001. Mr. Perry graduated from Central College in 1989 with a BA in Accounting and in Business Management and earned an MBA with a concentration in Investments from the University of Iowa in 1992. Mr. Perry is a Chartered Financial Analyst and a Certified Public Accountant.

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